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Exhibit 32.2

STATEMENT OF CHIEF ACCOUNTING OFFICER OF
AGILE THERAPEUTICS, INC.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Agile Therapeutics, Inc. (the "Company") on Form 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission (the "Report"), I, Dennis P. Reilly, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

          1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 20, 2020	/s/ DENNIS P. REILLY Dennis P. Reilly Chief Financial Officer (Principal Financial and Accounting Officer)

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  Exhibit 32.2
STATEMENT OF CHIEF ACCOUNTING OFFICER OF AGILE THERAPEUTICS, INC. PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002